July 2012
July 2012
A specialty pharmaceutical company focused on the development and commercialization of proprietary products to address important therapeutic needs in the field of neuroscience
Exhibit 99.1

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Examples of such statements include our expectations regarding the potential market for Intermezzo® and the potential market size for a middle of the night sleep aid; our expectations regarding an ideal therapeutic; Purdue plans to invest approximately $100 million to support sales and marketing over the first 12 months of commercialization of Intermezzo in the U.S.; the success of the commercial launch of Intermezzo by Purdue in the U.S., including continued growth in the number of Intermezzo prescriptions;
improvement in the Intermezzo adoption curve; our eligibility for and the receipt and size of royalty and milestone payments from Purdue pursuant to our Collaboration Agreement; anticipated reimbursement coverage; intellectual property protection being obtained and maintained; plans for the Phase 2 study of TO-2061, including the expected timing of completion of enrollment and receipt of clinical trial results; our expectations regarding the potential market size for TO-2061 as augmentation treatment for patients with OCD; and our strategy to build a specialty sales and marketing organization, in-
license or acquire additional product candidates, and determine the future development path for TO-2061. All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, achieving acceptance of Intermezzo by physicians, patients and third-party payors; the impact of competitive products and the market for Intermezzo generally; our dependence on Purdue’s commercialization efforts, including our reliance on Purdue to set the future pricing of Intermezzo and our Collaboration Agreement with Purdue; obtaining, maintaining and protecting marketing and other regulatory exclusivity and intellectual property protection for Intermezzo and TO-2061, as well as protection from generic versions of our products; competitive product commercialization; manufacturing and supply risks for
Intermezzo and TO-2061; adverse patent decisions at the USPTO or in court; our intent and ability to carry out plans to promote Intermezzo to psychiatrists in the United States through our co-promotion option; our intent and ability to successfully in-license or acquire additional product candidates; and variability in the business of Transcept generally. These and other risks are described in greater detail in the "Risk Factors" section of Transcept periodic reports filed with the
Securities and Exchange Commission. Forward-looking statements do not reflect the potential impact of any future in-
licensing, collaborations, acquisitions, mergers, dispositions, joint ventures, or investments Transcept may enter into or make.
Transcept does not assume any obligation to update any forward-looking statements, except as may be required by law.

Forward looking statements

Therapeutic focus
Large markets,
unmet needs
Commercial
platform
U.S. primary care partnership: Purdue Pharma
Option to co-promote Intermezzo to psychiatrists
3/31/12: ~$59M cash, equivalents & investments
5/1/12: ~$38M in net proceeds from public offering
Neuroscience / psychiatry
Strong balance
sheet
Transcept corporate overview
Intermezzo:
first FDA approval for middle of the
night awakening
TO-2061 treatment resistant
:
OCD, Ph2 data Q1-13

Work with Purdue to maximize Intermezzo adoption
In-license or acquire marketed and/or late-stage products that complement psychiatry focus
Begin next phase of TO-2061 development assuming
successful completion of Phase 2 trial in Q1 2013
Build specialty sales/marketing capability
XDecision driven by:
– Intermezzo Rx growth and expectation that co-promote royalty will support sales/marketing expense
– Success in acquiring additional products that complement psychiatry focus

Key strategic goals

Now Available

Intermezzo®

(ZOLPIDEM TARTRATE) sublingual tablet CIV

1.75 mg | 3.5 mg

Transcept
PHARMACEUTICALS, INC.

5 Intermezzo: national product launch April 2012

Indication statement as approved by FDA:
– Intermezzo is indicated for use as needed for the
treatment of insomnia when a middle-of-the-night
awakening is followed by difficulty returning to sleep.
– Intermezzo is not indicated for the treatment of middle-
of-the-night insomnia when the patient has fewer than 4
hours of bedtime remaining before the planned time of
waking.

Intermezzo: the first and only prescription sleep aid
approved for middle-of-the-night dosing

Intermezzo®
(zolpidem tartrate) sublingual tablet
1.75 mg
NDC 59011-256-30
30 Unit-Dose Pouches,
Each Pouch Contains One Sublingual Tablet
Rx only
FOR SUBLINGUAL ADMINISTRATION ONLY
DO NOT SWALLOW THE TABLET WHOLE
READ MEDICATION GUIDE BEFORE USING.
Attention Pharmacist: Dispense the accompanying Medication Guide and Dosing Time Tool to each patient.
Intermezzo®
(zolpidem tartrate) sublingual tablet
3.5 mg
NDC 59011-255-30
30 Unit-Dose Pouches,
Each Pouch Contains One Sublingual Tablet
Rx only
FOR SUBLINGUAL ADMINISTRATION ONLY
DO NOT SWALLOW THE TABLET WHOLE
READ MEDICATION GUIDE BEFORE USING.
Attention Pharmacist: Dispense the accompanying Medication Guide and Dosing Time Tool to each patient.
Intermezzo®
(zolpidem tartrate) sublingual tablet
1.75 mg
1 Sublingual Tablet
Intermezzo®
(zolpidem tartrate) sublingual tablet
3.5 mg
1 Sublingual Tablet

Transcept
PHARMACEUTICALS, INC.

Intermezzo: the first and only prescription sleep aid approved for middle-of-the-night dosing 7

Middle of the night (MOTN) awakening:
a major unmet medical need in the insomnia category
Large U.S. insomnia market
– 79 million new and refill prescriptions (1)
Insomnia is an under-treated condition
(2)
– 11 million patients receive Rx (3)
– 4x to 6x more are not diagnosed or treated by a physician (2,3)
MOTN awakening: the most common insomnia symptom
(4)
– 35% of Americans suffer from MOTN awakenings at least 3x / week (4)
– >90% report awakenings persist more than six months;
50% report awakenings persist more than five years (5)

(1) IMS Oct 2010 to Sep 2011; (2) Institute of Medicine - Sleep disorders and sleep deprivation Apr. 2006; (3) BluePrint Research Group; (4) Ohayon,
Nocturnal awakenings and comorbid disorders in the American general population. J of Psych Research (2009); (5) Ohayon, Difficulty in resuming or inability to resume sleep and the links to daytime impairment, J of Psych Research (2009).

MOTN awakenings typically do not occur every night
7-8 hr sleep aids (Ambien
,
Ambien CR
®
,
Lunesta
®
)
require
bedtime prophylactic dosing to prevent awakenings
An ideal therapeutic would:
– Be used only at the time patients need help returning to sleep, not every night in advance of a problem that may not occur
– Return patients to sleep rapidly
– Be effective despite the low dose necessary to avoid next day residual effects when used in the middle of the night

Commonly prescribed sleep aids are indicated
only for bedtime use
®

Novel zolpidem formulation
– Sublingual tablet
– Bicarbonate-carbonate buffers
Approved dose
– 1.75 mg in women & patients > 65 years
– 3.5 mg in men < 65 years
Rapidly absorbed in both men and women
Effective vs. placebo in sleep laboratory & outpatient studies
Instructions to patients
– Take Intermezzo “while in bed”
– “When you wake up in the morning, be sure that at least 4 hours have passed since you have taken Intermezzo
and you feel fully awake before driving. Do
not do dangerous activities until you know how Intermezzo
affects you.”

Intermezzo: the first and only sleep aid approved for
middle-of-the night dosing

Purdue plans to invest ~$100M during
first 12 months of Intermezzo launch
~275 field representatives in new national
sales force devoted exclusively to the promotion of
Intermezzo to highest insomnia prescribers
Presentations to drug wholesaler, retailer and managed
care decision makers began in early 2012
Presentations to physicians began April 2012
Purdue Pharma: Intermezzo launch underway

Purdue commercialization agreement:
key Transcept benefits
Remaining potential milestone payments
– $10M when patent app. 11/439,874 is issued & published in Orange Book
– Up to $70M upon the achievement of certain net sales targets
Base royalty
– Base royalty: mid-teens up to mid 20% level on net sales
Co-promote option: foundation for a commercial future
– Option to exercise co-promote extends through August 2015
– After option exercise, Transcept must wait 8 to 15 months to begin promotion, depending on when in the calendar year the exercise is made
– Co-promote royalty
• 22% to 40% on psychiatrist Rx net sales, based on timing of opt-in
• Net revenue qualifying for this additional co-promote royalty is capped at 15% of total Intermezzo annual net U.S. sales

Weekly TRx
1000
900
800
700
600
500
400
300
200
100
0
Week 1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Weeks post-launch

Transcept
PHARMACEUTICALS, INC.

Intermezzo weekly Rx 13 Source: Wolters Kluwer Pharmaceutical Audit Suite

Intermezzo launch update
Substantial managed care coverage achieved
Improvement in adoption curve expected over time
– Newly hired sales force calling on new physician targets
– Physician audience unaccustomed to differentiating
middle of the night insomnia
• Requires a different interaction with the patient
• Sales force focused on educating prescribers to
identify appropriate Intermezzo patient candidates

Intermezzo: intellectual property Intermezzo: intellectual property

Two issued U.S. patents: 7,682,628 and 7,658,945

– Buffered dosage forms
– Claims require absorption of zolpidem across the oral mucosa
– Patent coverage through at least 2025
Notice of allowance: July 2012
– Methods of treating middle of the night insomnia No. 11/439,874
• Claims cover a broad range of dosage forms
• Once patent issues, coverage through at least 2026
– After patent issues and is listed in the Orange Book, TSPT will be eligible for a $10M milestone payment from Purdue
Intermezzo patent protection

TO-2061
(low dose ondansetron)
TO-2061
(low dose ondansetron)

Proposed indication: adjunctive therapy in adult patients
with obsessive compulsive disorder (OCD) not adequately
responsive to currently approved OCD medication

Obsessive Compulsive Disorder
– Intrusive thoughts and repetitive actions to reduce distress
– Affects 1% to 2% of U.S. adult population, 40% to 50% seek treatment
– Significantly impacts everyday life activities of patients and their families
– 40% to 60% of OCD patients do not respond adequately to approved medications, which include the SSRIs Prozac
®
, Luvox
®
, Paxil
®
, Zoloft
®

No FDA approved medication for treatment resistant OCD
– Atypical antipsychotics are often used off-label to augment approved medications
• ~68% of treatment resistant OCD patients do not respond
• Frequently reported adverse events: weight gain, metabolic disorder
Significant unmet medical need: OCD patients not
responding adequately to approved medication

% YBOCS decrease from baseline
(Mean ± SE)
0%
10%
20%
30%
40%
50%
All patients
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12
0%
10%
20%
30%
40%
50%
Responders
Non-responders
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12

Transcept
PHARMACEUTICALS, INC.

All Patients: n=21
26.4% improvement at 12 weeks
Responders: n=12 of 21 (57%)
44.0% improvement at 12 weeks
Pilot Study, n=21
Pilot Study: patients showed mean 26% improvement at 12
wks on the Yale Brown Obsessive Compulsive Disorder Scale

505b2 NDA pathway
Phase 2 double blind, placebo controlled study, n 150,
complete enrollment est. Fall 2012, top line data est. Q1 2013
Intellectual property
– Method of use patent application filed, priority date May 19, 2009
– Ondansetron, up to ~1.5 mg/day
– Pending claims for treating SSRI resistant OCD with ondansetron augmentation

* SDI Physician Drug and Diagnosis Audit
Managed care survey (~108M lives): unmet medical need
acknowledged, Tier 3 formulary placement expected
Strategic fit: psychiatry
~87% of patient visits for OCD were to psychiatrists in 2009
*
Complements Transcept psychiatry focus
TO-2061
: development overview

Financial overview Financial overview

3/31/2012

Employees:
22 M
18
Total:
Options / warrants / other:
3 M
Shares outstanding
19 M
Net proceeds from public offering:
$38 M
5/1/2012 update
Cash, equivalents & investments: $59 M
Financial position

Intermezzo launched April 2012
– First approval for middle of the night awakening
– Large potential market
– Significant royalty and co-promote opportunities
– Increasing patent protection
TO-2061 Phase 2 OCD data Q1 2013
Strong balance sheet

Key investment highlights

Intermezzo
®
is a registered trademark of Purdue Pharmaceuticals L.P.
Ambien
®
and Ambien CR
®
are registered trademarks of sanofi-aventis
Lunesta
®
is a registered trademark of Sunovion Pharmaceuticals Inc.
Paxil
®
is a registered trademark of The GlaxoSmithKline Group of Companies
Prozac
®
is a registered trademark of Eli Lilly & Co.
Luvox
®
is a registered trademark of Solvay Pharmaceuticals, Inc.
Zoloft
®
is a registered trademark of Pfizer Inc.